UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the period ended December 31, 2006. The net asset value at that date was $19.58 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $20.42. The total return, including income, for Cohen & Steers Closed-End Opportunity Fund and the comparative benchmarks were:

11/24/06 (commencement of operations) through 12/31/06
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	2.97%
Cohen & Steers Closed-End Opportunity Fund at Net Asset Value[a]	1.78%
S&P 500 Index[b]	1.45%
Lehman Brothers Aggregate Bond Index[b]	-0.09%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A special income distribution of $0.16 per share and a short-term capital gains distribution of $0.003 per share were declared for shareholders of record on December 26, 2006 and were paid on December 29, 2006.

Three monthly dividends of $0.1175 per common share were declared and will be paid to common shareholders on January 31, 2007, February 28, 2007 and March 30, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. government, corporate and mortgage-backed securities with maturities of at least one year.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Investment Review

The fund had a positive total return for the five-week period since inception, as we began to invest the IPO proceeds in closed-end funds we believe are attractively valued. Our investment process has keyed in on funds that we believe offer strong fundamentals, including dividend coverage, high current income potential and attractive discounts relative to net asset values. While we are focused primarily on funds with market capitalization in excess of $200 million, we expect to invest in and capitalize on the value we find in funds with smaller market capitalization as well. As of December 31, 2006, we had made investments in 64 different funds and 15 distinct closed-end fund sectors. We look forward to providing you with detailed performance commentary in future reports as the fund becomes fully invested.

Our strategy is to capitalize on inefficiencies in the secondary market of closed-end funds. Research coverage remains scarce and the growth in the market—there are about 40% more closed-end funds today than there were in 2001—has further widened this coverage gap. This lack of coverage within a relatively illiquid market can create compelling opportunities, especially when certain factors spark indiscriminate selling. We seek to identify which funds offer the best values.

Investment Outlook

We believe that the environment for closed-end funds should be generally favorable in 2007, as it was in 2006, but with a shift in positive catalysts. In our opinion, the two main drivers of closed-end funds' performance on a stock-price basis in 2006 were interest rates and supply. The Federal Reserve put its tightening cycle on hold in the second half of 2006, resulting in declining bond yields, which fell from 5.25% in July to 4.71% at year end, as measured by the 10-year Treasury yield. With regard to supply, 2006 saw a 51% decrease in new issuance, to $10.4 billion, compared with the $21.4 billion of new issues launched in 2005.

In our view, the chief positive catalyst going forward into 2007 will be a continued favorable interest-rate backdrop. We believe that in 2007 the Fed will be in a more accommodative mode, keeping rates on hold or even reducing them if inflation remains contained. If we are correct, closed-end fund share prices should benefit for two reasons. First, the earnings power of leveraged closed-end funds is likely to strengthen as borrowing costs either stabilize or decline. Second, investor sentiment should improve as investors shift from fear of dividend cuts to a focus on which closed-end funds might increase their dividends. In addition, an accommodative interest-rate policy should allow yields on closed-end funds to remain high compared with many other investment options, which could further support demand. However, it is important to note that closed-end funds could suffer if this favorable environment does not hold, in particular for those funds that use leverage.

While there is always risk of an economic slowdown, we believe that the economy will continue on a modest growth track, which could further a trend of healthy corporate earnings growth, aiding equity funds and a variety of fixed-income funds as well. In our view, these factors would more than offset the negative effects higher new issuance supply might bring. While we expect new issuance to rise appreciably from 2006's level, we do not believe it will eclipse the three-year average of $24 billion for the 2003 through 2005 period.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

In the current market environment, we expect the majority of portfolio holdings will be funds focused on equity securities and strategies, but our portfolio will also have a meaningful allocation to funds executing fixed-income strategies. Our particular focus is on funds trading at compelling prices relative to their net asset values, where experienced teams are managing those portfolios. We believe that our experience managing closed-end funds give us an advantage in security, sector and manager selection in terms of potentially creating attractive returns over time.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

DOUGLAS R. BOND	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

December 31, 2006
Top Ten Long-Term Holdings
(Unaudited)

Security	Market Value	% of Net Assets
NFJ Dividend Interest & Premium Strategy Fund	$13,451,090	2.7%
Calamos Strategic Total Return Fund	11,428,148	2.3
BlackRock Global Energy and Resources Trust	10,269,545	2.0
John Hancock Tax-Advantaged Dividend Income Fund	10,015,728	2.0
Eaton Vance Tax-Managed Global Buy Right Opportunities Fund	9,483,344	1.9
Gabelli Dividend & Income Trust	8,008,310	1.6
ING Clarion Global Real Estate Income Fund	7,475,572	1.5
LMP Capital and Income Fund, Inc.	6,886,575	1.4
DWS RREEF Real Estate Fund II	6,734,952	1.3
Western Asset High Income Fund II	6,679,507	1.3

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
CLOSED-END FUNDS	53.3%
BALANCED	2.2%
BlackRock Capital and Income Strategies Fund		151,200	$3,085,992
LMP Capital and Income Fund		361,500	6,886,575
TS&W/Claymore Tax-Advantaged Balanced Fund		77,200	1,217,444
			11,190,011
CONVERTIBLE	0.6%
Advent Claymore Convertible Securities and Income Fund		100,500	2,842,140
COVERED CALL	12.1%
Advent Claymore Enhanced Growth & Income Fund		203,700	3,941,595
Eaton Vance Enhanced Equity Income Fund		237,200	4,974,084
Eaton Vance Enhanced Equity Income Fund II		169,300	3,497,738
Eaton Vance Tax-Managed Buy-Write Income Fund		161,200	3,401,320
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		290,000	5,907,300
Eaton Vance Tax-Managed Global Buy Right Opportunities Fund		466,700	9,483,344
ING Global Advantage and Premium Opportunity Fund		228,431	5,030,051
Madison/Claymore Covered Call Fund		34,800	525,828
NFJ Dividend Interest & Premium Strategy Fund		535,900	13,451,090
Nuveen Equity Premium and Growth Fund		213,700	4,141,506
Nuveen Equity Premium Income Fund		344,160	6,614,755
			60,968,611
ENERGY	4.9%
BlackRock Global Energy and Resources Trust		372,625	10,269,545
BlackRock Real Asset Equity Trust		247,200	3,683,280
Energy Income and Growth Fund		74,500	1,892,300
Fiduciary/Claymore MLP Opportunity Fund		107,200	2,433,440
Kayne Anderson Energy Total Return Fund		247,979	6,435,055
			24,713,620
EQUITY DIVIDEND	1.1%
Liberty All-Star Equity Fund		176,700	1,464,843
Neuberger Berman Dividend Advantage Fund		165,700	3,902,235
			5,367,078

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
EQUITY NON-DIVIDEND	0.4%
DWS Global Commodities Stock Fund		58,900	$928,264
First Trust Value Line 100 Fund		69,400	1,016,016
			1,944,280
FINANCIAL	1.2%
John Hancock Bank and Thrift Opportunity Fund		611,600	6,158,812
HEALTHCARE	0.2%
BlackRock Health Sciences Trust		37,500	1,014,750
HIGH YIELD	4.5%
BlackRock Corporate High Yield Fund		197,500	1,653,075
BlackRock Corporate High Yield Fund VI		268,100	3,530,877
Neuberger Berman Income Opportunity Fund		150,100	2,664,275
Western Asset Global High Income Fund		286,400	3,874,992
Western Asset High Income Fund II		602,300	6,679,507
Western Asset High Income Opportunities Fund		351,000	2,369,250
Western Asset Managed High Income Fund		294,900	1,990,575
			22,762,551
LIMITED DURATION	2.0%
BlackRock Limited Duration Income Trust		226,700	4,295,965
Eaton Vance Limited Duration Income Fund		331,100	5,930,001
			10,225,966
PREFERRED	2.4%
BlackRock Preferred Income Strategies Fund		165,000	3,337,950
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		243,900	5,221,899
John Hancock Preferred Income Fund II		19,400	492,760
John Hancock Preferred Income Fund III		142,300	3,188,943
			12,241,552

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
REAL ESTATE	7.0%
AIM Select Real Estate Income Fund		70,000	$1,166,900
Dividend Capital Realty Income Allocation Fund		88,300	1,433,992
DWS RREEF Real Estate Fund		164,571	4,148,835
DWS RREEF Real Estate Fund II		348,600	6,734,952
ING Clarion Global Real Estate Income Fund		302,900	7,475,572
ING Clarion Real Estate Income Fund		179,700	3,635,331
LMP Real Estate Income Fund		117,000	2,531,880
Neuberger Berman Real Estate Securities Income Fund		314,500	5,742,770
Neuberger Berman Realty Income Fund		108,800	2,634,048
			35,504,280
TAX ADVANTAGED DIVIDEND	8.7%
BlackRock Dividend Achievers Trust		308,100	4,655,391
BlackRock Strategic Dividend Achievers Trust		367,000	5,677,490
Dreman/Claymore Dividend & Income Fund		161,700	3,715,866
Eaton Vance Tax-Advantaged Dividend Income Fund		120,800	3,366,696
Eaton Vance Tax-Advantaged Global Dividend Income Fund		248,500	6,421,240
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		60,000	1,875,600
Gabelli Dividend & Income Trust		373,000	8,008,310
John Hancock Tax-Advantaged Dividend Income Fund		492,900	10,015,728
			43,736,321
TOTAL RETURN	4.3%
Calamos Strategic Total Return Fund		730,700	11,428,148
Clough Global Allocation Fund		21,700	480,004
Clough Global Equity Fund		91,900	1,946,442
Clough Global Opportunities Fund		198,900	3,614,013
SunAmerica Focused Alpha Growth Fund		211,300	4,171,062
			21,639,669

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
UTILITY	1.7%
Macquarie Global Infrastructure Total Return Fund		114,600	$3,136,602
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund		52,200	1,332,144
Reaves Utility Income Trust		168,800	4,073,144
			8,541,890
TOTAL CLOSED-END FUNDS (Identified cost—$264,659,596)			268,851,531
		Principal Amount
COMMERCIAL PAPER	49.0%
Federal Home Loan Bank Discount Notes, 4.07%, due 1/2/07		$145,904,000	145,887,505
General Electric Capital Corp., 4.15%, due 1/2/07		1,237,000	1,236,857
New Center Asset Trust, 4.15%, due 1/2/07		50,000,000	49,994,236
San Paolo U.S. Finance Co., 4.15%, due 1/2/07		50,000,000	49,994,236
TOTAL COMMERCIAL PAPER (Identified cost—$247,112,834)			247,112,834
TOTAL INVESTMENTS (Identified cost—$511,772,430)	102.3%		515,964,365
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.3)%		(11,499,662)
NET ASSETS (Equivalent to $19.58 per share based on 25,767,536 shares of common stock outstanding)	100.0%		$504,464,703

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$511,772,430)	$515,964,365
Cash	1,861,757
Dividends receivable	2,627,801
Total Assets	520,453,923
LIABILITIES:
Payable for investment securities purchased	14,772,120
Payable for offering costs	839,207
Payable to investment manager	374,378
Other liabilities	3,515
Total Liabilities	15,989,220
NET ASSETS applicable to 25,767,536 shares of $0.001 par value common stock outstanding	$504,464,703
NET ASSETS consist of:
Paid-in capital	$498,862,426
Undistributed net realized gain on investments	1,410,342
Net unrealized appreciation on investments	4,191,935
$504,464,703
NET ASSET VALUE PER SHARE:
($504,464,703 ÷ 25,767,536 shares outstanding)	$19.58
MARKET PRICE PER SHARE	$20.42
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	4.29%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Period November 24, 2006a through December 31, 2006

Investment Income:
Dividend income	$2,595,820
Interest income	1,397,718
Total Income	3,993,538
Expenses:
Investment management fees	471,302
Directors' fees and expenses	12,324
Registration and filing fees	3,423
Miscellaneous	206
Total Expenses	487,255
Reduction of Expenses	(15,953)
Net Expenses	471,302
Net Investment Income	3,522,236
Net Realized and Unrealized Gain on Investments:
Capital gain distributions received	2,086,212
Net change in unrealized appreciation on investments	4,191,935
Net realized and unrealized gain on investments	6,278,147
Net Increase in Net Assets Resulting from Operations	$9,800,383

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

For the Period November 24, 2006[a] through December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$3,522,236
Capital gain distributions received	2,086,212
Net change in unrealized appreciation on investments	4,191,935
Net increase in net assets resulting from operations	9,800,383
Dividends and Distributions to Shareholders from:
Net investment income	(3,958,430)
Net realized gain on investments	(239,676)
Total dividends and distributions to shareholders	(4,198,106)
Capital Stock Transactions:
Increase in net assets from common share transactions	498,520,000
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	240,576
Net increase in net assets from capital stock transactions	498,760,576
Total increase in net assets	504,362,853
Net Assets:
Beginning of period	101,850
End of period	$504,464,703

a  Commencement of operations.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Period November 24, 2006[a] through December 31, 2006
Net asset value, beginning of period	$19.40
Income from investment operations:
Net investment income	0.15
Net realized and unrealized gain on investments	0.25
Total income from investment operations	0.40
Less dividends and distributions to shareholders from:
Net investment income	(0.15)
Net realized gain on investments	(0.01)
Total from dividends and distributions to shareholders	(0.16)
Offering costs charged to paid-in capital	(0.04)
Dilutive effect of common share offering	(0.02)
Net increase in net assets	0.18
Net asset value, end of period	$19.58
Market value, end of period	$20.42
Net asset value total return[b]	1.78%[c]
Market value return[b]	2.97%[c]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$504.5
Ratio of expenses to average daily net assets (before expense reduction)	0.98%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	0.95%[d]
Ratio of net investment income to average daily net assets (before expense reduction)	7.07%[d]
Ratio of net investment income to average daily net assets (net of expense reduction)	7.10%[d]
Portfolio turnover rate	0%

a  Commencement of operations.

b  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940 as amended, as a diversified, closed-end management investment company. The fund's investment objective is to achieve high total return. The fund had no operations until October 12, 2006 when it sold 5,250 shares for $101,850 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on November 24, 2006.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income and capital gain distributions are recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the period November 24, 2006 (commencement of operations) through December 31, 2006, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the fund's investment manager, pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the fund.

The investment manager is also responsible, under the management agreement, for the performance of certain administrative functions for the fund. Additionally, the investment manager pays certain expenses of the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

fund, including administration and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to reimburse the fund so that its total annual operating expenses do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the fund.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the period November 24, 2006 (commencement of operations) through December 31, 2006, totaled $264,947,049 and $0, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

For the Period November 24, 2006[a] through December 31, 2006
Ordinary income	$3,958,430
Long-term capital gains	239,676
Total dividends and distributions	$4,198,106

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$5,479,625
Gross unrealized depreciation	(1,287,690)
Net unrealized appreciation	$4,191,935
Undistributed long-term capital gains	$1,410,342
Cost for federal income tax purposes	$511,772,430

As of December 31, 2006, the fund had permanent book/tax differences primarily attributable to income redesignations. To reflect reclassifications arising from the permanent differences, net realized gain was charged $436,194 and net investment income was credited $436,194.

a  Commencement of operations.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the period ended December 31, 2006, the fund issued 12,286 shares of common stock for the reinvestment of dividends.

On November 24 2006, the fund completed the initial public offering of 23,750,000 shares of common stock. Proceeds paid to the fund amounted to $459,800,000 after deduction of underwriting commissions and offering expenses of $15,200,000.

On December 18, 2006, the fund issued 2,000,000 additional shares of common stock pursuant to the exercise of the underwriters over-allotment option. Proceeds paid to the fund amounted to $38,720,000 after deduction of underwriting commissions and offering expenses of $1,280,000.

Additionally, the investment manager absorbed approximately $358,331 in offering expenses related to both the initial and subsequent offering.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

Note 7. Subsequent Event

On January 5, 2007, the fund issued 1,282,342 additional shares of common stock pursuant to the exercise of the underwriters over-allotment option. Proceeds paid to the fund amounted to $24,608,566 after deduction of underwriting commissions and offering expenses of $1,029,721.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Cohen & Steers Closed-End Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Closed-End Opportunity Fund, Inc. (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period November 24, 2006 (the commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(period ended December 31, 2006) (Unaudited)

Based on Net Asset Value Since Inception (11/24/06)	Based on Market Value Since Inception (11/24/06)
1.78%	2.97%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Certain of the closed-end funds in which the fund invests are leveraged and, therefore, the fund's performance reflects the effects of this leverage.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $769,110. Additionally, 11.50% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates a long-term capital gain distribution of $239,676 at the 15% rate or the maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy common shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

*  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory agreement or subadvisory agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve these agreements for initial two year terms and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approvals or continuations. At a meeting held in person on September 20, 2006, the fund's Investment Management Agreement was discussed and was unanimously approved for a two-year term by the fund's board, including the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Independent Directors. The Independent Directors were represented by independent counsel, who assisted them in their deliberations during the board meeting and executive session.

In considering whether to approve the Investment Management Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel which included, among other things, information regarding the past performance of other funds advised by the Advisor; and a legal memorandum outlining the legal duties of the board. The board also met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor would provide to the fund, including, but not limited to, generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with Advisor representatives the amount of time the Advisor would dedicate to the fund and the types of transactions that would be done on behalf of the fund. The directors also considered a presentation by the Advisor on its investment philosophy with respect to, and the investment outlook for, the fund. Additionally, the directors considered the services provided by the Advisor to other registered closed-end funds advised by the Advisor, as well as services provided by other investment advisers to similar funds.

In addition, the board considered the education, background and experience of the Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund would likely have a favorable impact on the success of the fund. The board noted further the Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Advisor, including compliance and accounting services.

The directors concluded that the proposed services of the Advisor to the fund compared favorably to services provided by the Advisor for other funds in both nature and quality. The directors concluded that the scope of the services provided by the Advisor would be consistent with other funds and would be suitable for the fund.

(ii) Investment performance of the fund and the Advisor: Because the fund is newly formed, the board did not consider the investment performance of the fund. As discussed above under (i), the board found that the Advisor had the necessary expertise to manage the fund.

The board determined that the Advisor would be an appropriate advisor for the fund.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the board considered the anticipated cost of the Advisor's services. As part of their analysis, the board considered fee and expense estimates compiled by the Advisor. Given that the fund is the first closed-end fund of funds, the board acknowledged the limitations in the categories of funds used in the fee and expense comparison. Nonetheless, the board noted that the fund's overall fees and expenses compared favorably to these other categories. In particular, the board also considered the fact that the Advisor would pay for certain operating expenses out of

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

its management fee and that the Advisor had agreed to reimburse the fund so that its total annual operating expenses do not exceed 0.95% of the fund's average daily net assets.

The board also took into consideration other benefits to be derived by the Advisor in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The board also noted the administrative services provided under the Investment Management Agreement by the Advisor for the fund such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as offices of the fund, noting that these services were beneficial to the fund.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the Advisor did not currently expect the fund to grow to a size that would allow the fund to experience significant economies of scale.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts: As discussed above in (i) and (iii), the board compared both the services to be rendered and the fees to be paid under the Investment Management Agreement to other advisory contracts of the Advisor and to contracts of other investment advisers. The board also considered fee charged by the Advisor to institutional and other clients.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the Investment Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Principal Occupation Director (Including the Fund)	Fund Complex Overseen by Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991 to present

Martin Cohen Age: 58	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991 to present

Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	2007	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Principal Occupation Director (Including the Fund)	Fund Complex Overseen by Length of Time Served**
George Grossman Age: 53	Director	2007	Attorney-at-law	20	1993 to present

Richard E. Kroon Age: 64	Director	2008	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

Frank K. Ross Age: 63	Director	2007	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

Willard H. Smith Jr. Age: 70	Director	2007	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward Jr. Age: 60	Director	2009	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Douglas R. Bond Age: 47	Vice President	Executive Vice President of CSCM since June 2004. Prior thereto, First Vice President at Merrill Lynch & Co., Inc. responsible for asset managers and funds.	Since 2006

William F. Scapell Age: 39	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

William F. Scapell
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: FOF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

CLOSED-END
OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005

Audit Fees	$8,000	N/A
Audit-Related Fees	40,000	N/A
Tax Fees	—	N/A
All Other Fees	—	N/A

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant’s preferred shares.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005

Audit-Related Fees	—	N/A
Tax Fees	—	N/A
All Other Fees	$65,000	N/A

These other fees were billed in connection with internal control reviews.

(e)(1)                    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $105,000 and $0, respectively.

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.                                         Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.                                   Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.                                     Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.                                     Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.	General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.	General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.                                Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.                                   Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.                                   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.                                   Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.                                    Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.                                      Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.                                      Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.                                    Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.                                Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•                                          Name of the company

•                                          Ticker symbol

•                                          CUSIP number

•                                          Shareholder meeting date

•                                          Brief identification of each matter voted upon

•                                          Whether the matter was proposed by management or a shareholder

•                                          Whether C&S voted on the matter

•                                          If C&S voted, then how C&S voted

•                                          Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.                            Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•                                          Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•                                          Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•                                          Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•                                          Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•                                          Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.                                       Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.                                       Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.                                       Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.                        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.                                Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of February 28, 2007, is set forth below.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Douglas R. Bond • Vice President • Portfolio manager since inception	Executive vice president of C&S. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	9	$11,899,254,000

• Other pooled investment vehicles	3	$159,521,000

• Other accounts	11	$615,832,000

Douglas R. Bond

	Number of accounts	Total assets

• Registered investment companies	1	$504,224,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2006:

Dollar Range of Securities Owned

William F. Scapell	None
Douglas R. Bond	$10,001 - $50,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell and the S&P 1500 Utilities Index with respect to Mr. Becker.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: February 28, 2007